Dear Fellow Shareholders:

Performance Review: The Fund continued to pay its regular 6.5-cent monthly dividend during the quarter. Our 6.5-cent monthly rate, without compounding, is seventy-eight cents annualized, or a 8.05% dividend yield based on the September 30, 1999 closing market price of $9.6875 per share of common stock. The S&P Utilities Index and the Dow Jones Utilities Average had yields of 4.0% and 3.8%, respectively.

Due to rising interest rates and falling equity prices for the utility industry, your Fund had a total return with reinvested dividends of negative 6.9%, compared to negative 4.8% for the S&P Utilities Index and negative 5.0% for the Dow Jones Utilities Average for the third quarter of 1999. Year-to-date your Fund had a total return of negative 8.7%, compared to negative 3.7% for the S&P Utilities Index and negative 1.9% for the Dow Jones Utilities Average. The Lehman Brothers Utility Bond Index had a negative 2.0% total return year-to-date.

Bonds--What's Down Is Up: As fixed-income investors well know, when interest rates go up the prices of existing fixed coupon bonds go down. Your Fund has over one-quarter of its assets invested in bonds and total return has been negatively impacted by the approximate 1% rise in rates since the end of last year. The good news is that higher interest rates provide buying opportunities that will enhance portfolio returns in the future.

Interest rates have risen in large part because of concerns that the current virtuous economic cycle may end badly. This cycle is characterized by record levels of investment in information technology (computer hardware and software), which raises productivity by reducing the hours of work required per unit of output. The technology also rapidly expands new products and services. The expansion absorbs the workforce no longer needed for the previous level of production, reducing the level of unemployment. The rise in productivity raises corporate profits, spurs additional investment and consumption, and increases the standard of living for the average American. Meanwhile, firms hesitate to raise prices for fear that competitors will be able, by reason of their technology investments, to undercut price and steal market share. Therefore, inflation falls to very low levels.

If, however, economic growth exceeds the sum of productivity growth and workforce growth, inflationary pressures can build. Low levels of unemployment can result in faster growth in wages and a drop in productivity. When you add to the scenario an oil cartel that is at least temporarily holding the line on output so that energy prices rise, inflation expectations rise and so do interest rates. That is what the bond market is concerned about now.

Your Fund managers believe that the benefits of information technology will be unfolding for years to come and that the expected level of inflation is quite low. They also believe that the rise we have seen in interest rates to date is already acting to slow growth and demand enough to allow rates to return to lower levels. And as we noted at the outset, when interest rates decline, bond prices and returns on current holdings rise.

Electric Utilities--Consolidation Strategies Emerge: The electric industry continues on the path toward deregulation. Most companies are implementing strategies that will facilitate the transition to full competition. One of the key strategies is to merge with, acquire, or sell out to another company. As a result, consolidation activity is proceeding at a record setting pace. Year-to-date, 20 such transactions have been announced.

Of the 20 deals this year, 8 are electric/electric and 10 are electric/gas combinations. The remaining 2 are investor group buyouts. The first (announced in May) involves a leveraged buyout of TNP Enterprises (TNP). The second (announced in October) involves the acquisition of MidAmerican Energy Company
(MEC) by an investor group led by Warren Buffett's Berkshire Hathaway. Mr. Buffett is a world-renowned value investor and many speculate that his entrance into the sector may be the spark needed to put the industry on the radar screen of other value-oriented investors.

We believe that the M&A momentum is unstoppable. We expect a continuation of the traditional electric/electric and electric/gas combinations, but not many more deals in which investor groups take companies private.

However, we expect more interest in the sector from non-traditional players such as oil companies (Chevron already owns 20% of Dynegy) and foreign utility companies (two such deals were announced in 1998).

The investment impact of the consolidation activity has been mixed. Selling company share prices have been favorably impacted, with premiums over market price averaging 25%. However, acquiring companies typically underperform sharply initially and have limited chance for outperformance over the 12 to 18 months required to complete the transactions. A major component of our investment analysis is the determination of whether a company will be a buyer or a seller. We remain confident that we can continue to position the Fund's investments into those electric utilities poised to benefit from consolidation activity.

Natural Gas Companies Grow Earnings: Mergers and acquisitions returned to the spotlight with the closing of two transactions: Kinder Morgan, Inc.'s acquisition of K N Energy and El Paso Energy's merger with Sonat Inc. The convergence of the electric and gas industries continues to be a driving factor in mergers, with electric companies gobbling up gas companies in order to gain synergies, expertise, and the ability to provide a variety of energy sources to customers. The process remains far from smooth, as evidenced by one gas company, Columbia Energy, continuing to reject its electric suitor, NiSource, Inc., and officially declaring itself "available."

Good earnings growth in the core businesses of gas transmission and distribution has been augmented by investments in unregulated energy-related businesses. Enron Corp. is the prime example, with its energy trading and marketing businesses now providing the majority of earnings, making it the premier energy trader and supplier in the world. Other pipeline companies, such as El Paso Energy and Kinder Morgan, Inc., are adding gas-fired electric generation to support energy trading and marketing and to increase throughput on their gas pipelines.

Natural gas companies are also utilizing their pipeline rights-of-way and construction expertise to build national fiber optic communications networks. The Williams Companies successfully pioneered this strategy in the early 90's with the construction and sale of its telecommunications business. It has repeated its success with the IPO in the 3rd quarter of an interest in its Williams Communications Group subsidiary, which provides a "carrier's carrier" service of broadband capacity. Williams' ownership in its communications subsidiary now accounts for the majority of its stock price valuation. Enron Corp., El Paso Energy, and Columbia Energy are all in various stages of construction of their own fiber optic networks.

Telecommunications--The Global Consolidation Party Continues: As we discussed in last quarter's shareholder letter, there seems to be no end in sight with respect to the rapid consolidation in the telecommunications industry. The most recently announced merger would combine the acquisitive MCI WorldCom with Sprint. One of the primary reasons for this merger is that it fills the wireless gap in MCI WorldCom's portfolio of services, transforming the company into a powerful competitor. However, there are other implications of this combination which are significant.

First of all, the merging of the #2 and #3 long distance companies would put more pressure on AT&T's core long distance business, something AT&T certainly does not need at this time as it undergoes its own transformation. In addition, the regional Bell operating companies' (RBOCs) own entry into long distance would be impacted by this combination. Sprint can no longer be considered a merger option for an RBOC wanting to get into long distance quickly once regulatory approvals are gained. This is exactly why BellSouth came in with a last minute bid for Sprint but ultimately lost out to MCI WorldCom. Also of importance is that MCI WorldCom, together with Sprint, would have significant scale and scope in the long distance business, making the RBOCs' entry into long distance more challenging. On the positive side, the specter of this merger would likely improve the RBOCs' chances of obtaining regulatory approval to provide long distance. The first test of this will be Bell Atlantic's recent filing with the FCC for permission to offer long distance in New York. A decision is expected before year-end.

This consolidation trend is not confined to the U.S. Mergers and acquisitions in the European telecommunications industry are just starting to heat up as companies strive to provide a pan-European offering. However, these combinations are not only cross-border but cross-Atlantic as U.S. companies go hunting to fulfill their global ambitions. Ameritech was an early U.S. investor in European incumbent telecom providers, and SBC Communications, Ameritech's new owner, has signaled an interest to expand further in Europe. MCI WorldCom has invested in start-up operations in Europe and has made no secret of its desire to do more. And once Bell Atlantic closes its merger with GTE, we expect it to go shopping in Europe to capitalize on the huge traffic flows between its East Coast region and the U.K.

All this merger activity has, in general, been a positive for our investments in the telecommunications industry in terms of capital appreciation. However, one potential downside has been the trend to significantly reduce or eliminate entirely the dividends these companies pay. Two prominent examples are U S WEST, which will cut its dividend to approximately $0.05/share from $2.14/share when it merges with Qwest, and Cincinnati Bell, which eliminated its dividend when it announced its acquisition of IXC Communications. Even for those companies that continue to pay a dividend, the growth rate of dividends has slowed or been flat, which has resulted in much lower yields than investors have been accustomed to receiving. While perhaps not significant in the short term, we believe that, in the long term, this trend may lead the Fund to consider increased participation in different types of investments in the utility industries which pay higher dividends (i.e. convertible and preferred securities). In that way, the Fund would continue to benefit from this dynamic growth industry and still be committed to its shareholder dividend.

Board of Directors Meeting: At the regular October Board of Directors meeting, the Board declared the following monthly dividend:

                                                                                 Payable
             Cents Per Share               Record Date                            Date
             ---------------               -----------                           -------
                6.5 cents                  November 30                         December 10

Automatic Dividend Reinvestment Plan and Direct Deposit Service--The Fund has a dividend reinvestment plan available to all registered shareholders. Those shareholders whose shares are held for them by a brokerage house or nominee in "street-name" may not participate in the Fund's automatic dividend reinvestment plan. For those shareholders in "street-name" desiring automatic dividend reinvestment, we suggest you contact your broker or other nominee.

As an added service, the Fund offers direct deposit service through electronic funds transfer to all registered shareholders currently receiving a monthly dividend check. This service is offered through The Bank of New York. For more information and/or an authorization form on automatic dividend reinvestment or direct deposit, please contact The Bank of New York at 1-800-432-8224 or http://stock.bankofny.com.

Visit us on the Web--You can obtain the most recent shareholder financial report and dividend information at our web site http://www.duffutility.com.

We appreciate your interest in Duff & Phelps Utilities Income Inc., and we will continue to do our best to be of service to you.
/s/ Claire V. Hansen                      /s/ Calvin J. Pedersen
Claire V. Hansen, CFA                     Calvin J. Pedersen, CFA
Chairman                                  Director, President and Chief
                                          Executive Officer

                      DUFF & PHELPS UTILITIES INCOME INC.
                            STATEMENT OF NET ASSETS
                                  (UNAUDITED)
                               September 30, 1999
COMMON STOCKS--74.0%

                                                                        Market
                                                                        Value
 Shares      Company                                                   (Note 1)
 ------      -------                                                --------------
             [_] ELECTRIC--32.4%
     221,300 Carolina Power & Light Co. ..........................  $    7,828,487
   1,352,700 CMS Energy Corp. ....................................      45,907,256
   1,465,000 DQE Incorporated.....................................      57,318,125
   1,300,000 Duke Energy Corp. ...................................      71,662,500
   2,658,400 Edison International.................................      64,632,350
     400,000 Electricidade DePortugal ADR.........................      12,600,000
   1,593,400 Endesa S.A. .........................................      30,473,775
   1,005,000 Entergy Corp. .......................................      29,082,188
   2,000,000 FirstEnergy Corp. ...................................      51,000,000
   1,200,100 FPL Group Inc. ......................................      60,455,037
     686,500 National Power PLC ADR...............................      21,882,188
   2,256,600 NiSource Inc. .......................................      49,927,275
   1,318,600 NSTAR................................................      51,095,750
   1,120,000 Pinnacle West Capital Corp. .........................      40,740,000
     302,000 Powergen PLC ADR.....................................      12,570,750
   1,800,000 Reliant Energy Inc. .................................      48,712,500
     350,000 Scottish & Southern Energy (United Kingdom)............     3,245,224
     200,000 Scottish & Southern Energy ADR.......................      18,544,140
     500,000 Scottish Power PLC ADR...............................      18,125,000
   2,000,000 Unicom Corp. ........................................      73,875,000
                                                                    --------------
                                                                       769,677,545
             [_] GAS--13.3%
     926,000 AGL Resources........................................      15,047,500
     225,000 CMS Energy Corp. Class G.............................       5,287,500
     825,600 Columbia Energy Group................................      45,717,600
   1,494,800 El Paso Energy Corp. ................................      59,511,725
   1,400,000 Enron Corp. .........................................      57,750,000
     400,000 National Fuel Gas Co. ...............................      18,875,000
     594,700 NICOR Inc. ..........................................      22,115,406
   2,050,000 Utilicorp United Inc. ...............................      43,178,125
   1,300,000 Williams Companies Inc. .............................      48,668,750
                                                                    --------------
                                                                       316,151,606

     The accompanying note is an integral part of this financial statement.

                      DUFF & PHELPS UTILITIES INCOME INC.
                      STATEMENT OF NET ASSETS--(Continued)
                                  (UNAUDITED)
                               September 30, 1999

                                                                      Market
                                                                      Value
 Shares      Company                                                 (Note 1)
 ------      -------                                              --------------
             [_] TELECOMUNICATION--20.2%
     600,000 Alltell Corp. .....................................  $   42,225,000
   1,619,000 Bell Atlantic Corp. ...............................     108,978,938
   1,130,000 BellSouth Corp. ...................................      50,850,000
     615,000 Cable and Wireless ADS.............................      20,371,875
     500,000 Royal PTT Nederland ADR............................      22,250,000
   1,837,230 SBC Communications Inc. ...........................      93,813,557
     900,000 Tele-Danmark A/S ADR...............................      26,662,500
     556,250 Telecom Corp. of New Zealand Interim ADR...........      17,800,000
     568,400 Telestra Corp. ADR.................................      14,991,550
   1,025,000 U.S. West Inc. ....................................      58,489,063
   1,620,000 Vivendi ADR........................................      22,756,464
                                                                  --------------
                                                                     479,188,947
             [_] NON-UTILITY--8.1%
     125,000 Alexandria Real Estate Equities Inc. ..............       3,679,687
     250,000 Apartment Investment & Management Co. .............       9,562,500
     200,000 Avalon Bay Communities Inc. .......................       6,775,000
     409,000 Boston Properties Inc. ............................      12,551,187
     100,000 Bradley Real Estate Inc. ..........................       1,837,500
     328,800 CBL & Associates Properties Inc. ..................       8,035,050
     350,000 Centerpoint Properties Corporation.................      11,571,875
     120,000 Chelsea GCA Realty Inc. ...........................       3,795,000
     225,000 Cornerstone Properties Inc. .......................       3,431,250
     305,000 Crescent Real Estate Equities Inc. ................       5,490,000
     400,000 Developers Diversified Realty Corp. ...............       5,600,000
     276,000 Dukes-Weeks Realty Corp. ..........................       5,382,000
     300,000 Equity Residential Properties Trust................      12,712,500
     250,000 Essex Property Trust Inc. .........................       8,734,375
     278,100 First Industrial Realty Trust......................       6,882,975
     250,000 General Growth Properties, Inc. ...................       7,875,000
     100,000 Golf Trust of America Inc. ........................       1,975,000
      49,000 General Lakes REIT Inc. ...........................         738,063
     330,000 Highwoods Properties Inc. .........................       8,538,750
     100,000 HRPT Properties Trust..............................       1,162,500
     200,000 Kimco Realty Corp. ................................       7,150,000

     The accompanying note is an integral part of this financial statement.

                      DUFF & PHELPS UTILITIES INCOME INC.
                      STATEMENT OF NET ASSETS--(Continued)
                                  (UNAUDITED)
                               September 30, 1999

                                                                      Market
                                                                      Value
 Shares      Company                                                 (Note 1)
 ------      -------                                              --------------
     185,000 Macerich Co. ......................................  $    4,278,125
     145,000 Mack-Cali Realty Corp. ............................       3,887,812
     290,000 Nationwide Health Properties.......................       4,821,250
     525,100 Reckson Associates Realty Corp. ...................      10,928,644
     171,545 Reckson Associates Realty Corp. Class B............       3,752,547
     278,416 Reckson Service Industries Inc. ...................       4,402,453
      32,900 Smith Charles E. Residential Realty Inc. ..........       1,124,769
     181,100 Spieker Properties Inc. ...........................       6,281,906
     200,000 Urban Shopping Centers Inc. .......................       5,800,000
      22,250 Vornado Operating Inc. ............................         133,500
     370,000 Vornado Realty Trust...............................      12,025,000
                                                                  --------------
                                                                     190,916,218
                                                                  --------------
             Total Common Stocks (Cost--$1,622,815,142).........   1,755,934,316
                                                                  --------------

PREFERRED STOCKS--5.0%

             [_] NON-UTILITY--1.2%
     500,000 Cox Communications Inc. 7% 8/16/02.................      28,875,000
                                                                  --------------
                                                                      28,875,000
             [_] UTILITY--3.8%
     700,000 Duke Capital Financing Trust III 8 3/8% 8/31/29....      17,937,500
     500,000 NiSource Industries Inc. 7.75% 2/19/03.............      21,437,500
     789,100 Texas Utilities Co. ...............................      38,912,494
     450,900 Utilicorp United Inc. 9 3/4% 11/16/02..............      11,385,225
                                                                  --------------
                                                                      89,672,719
                                                                  --------------
             Total Preferred Stocks (Cost--$118,385,253)........     118,547,719
                                                                  --------------

     The accompanying note is an integral part of this financial statement.

                      DUFF & PHELPS UTILITIES INCOME INC.
                      STATEMENT OF NET ASSETS--(Continued)
                                  (UNAUDITED)
                               September 30, 1999

BONDS 23.3%

                                                     Ratings
                                            --------------------------
                                                              Standard   Market
                                             Duff &             and      Value
  Par Value  Company                         Phelps   Moody's  Poor's   (Note 1)
  ---------  -------                        --------- ------- -------- ----------
             [_] ELECTRIC--12.6%
 $ 5,000,000 AES Ironwood Corp.
              8.857%, due 11/30/25.......   Not Rated  Baa3    BBB--    4,887,475
  24,920,000 Alabama Power Co.
              9%, due 12/01/24...........   AA--       A1      A+      25,640,362
   3,950,000 Comed Financing II
              8 1/2%, due 1/15/27........   Not Rated  Baa3    BBB--    4,076,661
  14,500,000 Commonwealth Edison Co.
              9 3/4%, due 2/15/20........   BBB+       Baa1    BBB+    15,214,575
   7,500,000 Commonwealth Edison Co.
              9 7/8%, due 6/15/20........   BBB+       Baa1    BBB+     8,403,203
   8,850,000 Commonwealth Edison Co.
              8 5/8%, due 2/01/22........   BBB+       Baa1    BBB+     9,017,601
   5,000,000 Commonwealth Edison Co.
              8 3/8%, due 9/15/22........   BBB+       Baa1    BBB+     4,978,995
  10,000,000 Commonwealth Edison Co.
              8 3/8%, due 2/15/23........   BBB+       Baa1    BBB+     9,975,110
  24,000,000 Dominion Resources Capital
              Trust
              7.83%, due 12/01/27........   BBB        Baa1    BBB     22,744,680
   5,000,000 Gulf States Utilities
              8.94%, due 1/01/22.........   Not Rated  Baa3    BBB--    5,264,645
   5,000,000 Illinois Power Co.
              7 1/2, due 7/15/25.........   BBB+       Baa1    BBB      4,698,545
   5,000,000 Louisianna Power & Light Co.
              8 3/4, due 3/01/26.........   Not Rated  Baa2    BBB      5,031,530
  15,000,000 New York State Electric &
              Gas Corp.
              9 7/8%, due 11/01/20.......   Not Rated  A3      A       16,071,465
   4,000,000 New York State Electric &
              Gas Corp.
              8 7/8%, due 11/01/21.......   Not Rated  A3      A        4,114,976
  27,580,000 Potomac Electric Power Co.
              9%, due 6/01/21............   A+         A1      A       29,224,402
  10,000,000 Public Service Co. of
              Colorado
              8 3/4%, due 3/01/22........   A          A3      A       10,233,650
  22,750,000 Puget Capital Trust
              8.231%, due 6/01/27........   Not Rated  Baa2    BBB--   22,450,587

     The accompanying note is an integral part of this financial statement.

                      DUFF & PHELPS UTILITIES INCOME INC.
                      STATEMENT OF NET ASSETS--(Continued)
                                  (UNAUDITED)
                               September 30, 1999

                                                  Ratings
                                         --------------------------
                                                           Standard   Market
                                          Duff &             and       Value
 Par Value  Company                       Phelps   Moody's  Poor's   (Note 1)
 ---------  -------                      --------- ------- -------- -----------
  3,000,000 Rochester Gas & Electric
             Corp.
             9 3/8%, due 4/01/21......   A-         A3       A-       3,218,808
 13,000,000 Southern Co. Capital Trust
             8.14%, due 2/15/27.......   Not Rated  Baa2     BBB-    12,703,028
 29,830,000 Texas Utilities Electric
             Co.
             9 3/4%, due 5/01/21......   A-         A3       BBB+    32,324,265
 10,000,000 Texas Utilities Electric
             Co.
             8 3/4%, due 11/01/23.....   A-         A3       BBB+    10,399,760
  4,600,000 Union Electric Co.
             8 3/4%, due 12/01/21.....   Not Rated  Aa3      AA-      4,842,107
 12,000,000 UtiliCorp United Inc.
             8%, due 3/01/23..........   BBB        Baa3     BBB     11,502,816
  5,000,000 Virginia Electric & Power
             Co.
             8 5/8%, due 10/01/24.....   A          A2       A        5,058,505
 17,700,000 Virginia Electric & Power
             Co.
             8 1/4%, due 3/01/25         A          A2       A       17,686,176
                                                                    -----------
                                                                    299,763,927
            [_] GAS--2.4%
  2,125,000 ANR Pipeline Co.
             9 5/8%, due 11/01/21.....   Not Rated  Baa1     BBB+     2,518,973
  8,875,000 Enron Corp.
             9.65%, due 5/15/01.......   BBB+       Baa2     BBB+     9,241,040
  5,000,000 KN Energy Inc.
             7 1/4%, due 3/01/28......   Not Rated  Baa2     BBB-     4,549,730
 10,000,000 Phillips Petroleum Co.
             9.18%, due 9/15/21.......   Not Rated  A3       A-      10,331,930
  5,000,000 Southern California Gas
             Co.
             8 3/4%, due 10/01/21.....   AA         A1       AA-      5,174,075
  6,488,000 Southern Union Co.
             7.60%, due 2/01/24.......   Not Rated  Baa3     BBB+     6,178,951
 10,000,000 TE Products Pipeline Co.
             7.51%, due 1/15/28.......   Not Rated  Baa2     BBB+     9,284,630
  9,000,000 Trans-Canada Pipeline
             9 1/8%, due 4/20/06......   Not Rated  A3       BBB      9,677,880
                                                                    -----------
                                                                     56,957,209

     The accompanying note is an integral part of this financial statement.

                      DUFF & PHELPS UTILITIES INCOME INC.
                      STATEMENT OF NET ASSETS--(Continued)
                                  (UNAUDITED)
                               September 30, 1999

                                                  Ratings
                                         --------------------------
                                                           Standard   Market
                                          Duff &             and       Value
 Par Value  Company                       Phelps   Moody's  Poor's   (Note 1)
 ---------  -------                      --------- ------- -------- -----------
            [_] TELECOMMUNICATION--
             7.1%
 44,000,000 AT & T Corp.
             8.35%, due 1/15/25.......   AA--       A1       AA--    44,497,464
 35,428,000 GTE Corp
             9 3/8%, due 12/01/00.....   A--        Baa1     A       36,640,417
  6,000,000 GTE Corp.
             10 1/4%, due 11/01/20....   A--        Baa1     A        6,473,250
 10,000,000 GTE California Inc.
             8.07%, due 4/15/24.......   AA         A2       AA--     9,952,590
  6,625,000 GTE Corp.
             7.90%, due 2/01/27.......   A--        Baa1     A        6,606,609
 11,995,000 Mountain States Telephone
             9 1/2%, due 5/01/00......   Not Rated  A2       A+      12,223,553
 13,750,000 New England Telephone &
             Telegraph
             9%, due 8/01/31..........   AA         Aa2      AA      14,221,488
 10,000,000 New York Telephone Co.
             7 5/8%, due 2/01/23......   A          A2       A+       9,795,660
 20,740,000 New York Telephone Co.
             9 3/8%, due 7/15/31......   A          A2       A+      22,698,603
  5,000,000 US West Communications
             8 7/8%, due 6/01/31......   AA--       A2       A+       5,149,420
                                                                    -----------
                                                                    168,259,054
            [_] NON-UTILITY--1.2%
  8,000,000 Dayton Hudson Corp.
             9 7/8%, due 7/01/20......   A--        A3       A--     10,027,968
 19,940,000 EOP Operating LP
             7%, due 4/19/29..........   BBB+       Baa1     BBB+    17,684,407
                                                                    -----------
                                                                     27,712,375
                                                                    -----------
            Total Bonds (Cost--$577,554,122)......................  552,692,565
                                                                    -----------

     The accompanying note is an integral part of this financial statement.

                      DUFF & PHELPS UTILITIES INCOME INC.
                     STATEMENT OF NET ASSETS--(Continued)
                                  (UNAUDITED)
                              September 30, 1999

                              Ratings
                      -----------------------
                                     Standard     Market
                      Duff &           and        Value
 Par Value  Company   Phelps Moody's  Poor's     (Note 1)
 ---------  -------   ------ ------- -------- --------------
 U.S. TREASURY
 OBLIGATIONS--3.0%
 66,000,000 U.S. Treasury Bonds
             11 3/4%, due 2/15/01...........      71,300,658
                                              --------------
            Total U.S. Treasury Obligations
            (Cost--$78,725,547).............      71,300,658
                                              --------------

 U.S. GOVERNMENT AGENCY
 OBLIGATIONS--0.0%
    596,042 Federal National Mortgage
             Association
             8%, due 5/01/05................         608,689
                                              --------------
            Total U.S. Government Agency
            Obligations (Cost--$596,042)....         608,689
                                              --------------
 CASH AND OTHER ASSETS LESS LIABILITIES--
 (5.2%).....................................    (125,179,599)
                                              --------------

 NET ASSETS
  (equivalent to $9.02 per share of common
  stock based on 207,720,704 shares of
  common stock outstanding, authorized
  250,000,000 shares, $.001 par value per
  share and 5,000 shares remarketed
  preferred stock outstanding, authorized
  100,000,000 shares, liquidation preference
  $100,000 per share, $.001 par value per
  share)....................................  $2,373,904,348
                                              ==============

The percentage shown for each investment category is the total value of that category as a percentage of the total net assets of the Fund.
--------
(1) The market values for securities are determined as follows: Securities traded on a national securities exchange or traded over-the-counter and quoted on the NASDAQ System are valued at last sales prices. Securities so traded for which there were no sales and other securities are valued at the mean of the most recent bid-asked quotations. Bonds not traded on a securities exchange nor quoted on the NASDAQ System are valued at fair value using a procedure determined in good faith by the Board of Directors which includes the use of a pricing service. Each money market instrument having a maturity of 60 days or less is valued on an amortized cost basis. Other assets and securities are valued at a fair value, as determined in good faith by the Board of Directors.

Board of Directors

WALLACE B. BEHNKE

HARRY J. BRUCE

FRANKLIN A. COLE

GORDON B. DAVIDSON

CLAIRE V. HANSEN, CFA

FRANCIS E. JEFFRIES, CFA

NANCY LAMPTON

CALVIN J. PEDERSEN, CFA

BERYL W. SPRINKEL

Officers

CLAIRE V. HANSEN, CFA
Chairman

CALVIN J. PEDERSEN, CFA
President and Chief Executive  Officer

NATHAN I. PARTAIN, CFA
Executive Vice President and
Chief Investment Officer

T. BROOKS BEITTEL, CFA
Senior Vice President, Secretary and Treasurer

MICHAEL SCHATT
Senior Vice President

JOSEPH C. CURRY, JR.
Vice President

DIANNA P. WENGLER
Assistant Secretary

Duff & Phelps
Utilities Income Inc.

Common stock listed on the New York Stock Exchange under the symbol DNP

55 East Monroe Street
Chicago, Illinois 60603
(312) 368-5510

Shareholder inquiries please contact

Transfer Agent
Dividend Disbursing
Agent and Custodian

The Bank of New York
Shareholder Relations
Church Street Station
P.O. Box 11258
New York, New York 10286-1258
(800) 432-8224

Investment Adviser

Duff & Phelps
Investment Management Co.
55 East Monroe Street
Chicago, Illinois 60603

Administrator

J.J.B. Hilliard, W.L. Lyons, Inc.
Hilliard Lyons Center
Louisville, Kentucky 40202
(888) 878-7845

Legal Counsel

Mayer, Brown & Platt
190 South LaSalle Street
Chicago, Illinois 60603

Independent Public Accountants

Arthur Andersen LLP
33 West Monroe Street
Chicago, Illinois 60603

                                                                   Duff & Phelps
                                                           Utilities Income Inc.


                                     [LOGO]                        3rd


                                                              Third Quarter
                                                              Report

                                                              September 30,
                                                              1999